UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

CLIMB GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLMB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Vito Legrottaglie as Chief Information Officer

On June 12, 2025, Climb Global Solutions, Inc. (the “Company”) and Vito Legrottaglie, the Company’s Chief Information Officer and Vice President, entered into a separation agreement (the “Separation Agreement”), under which Mr. Legrotagglie’s employment concluded effective as of June 13, 2025. In consideration for Mr. Legrottaglie’s release and waiver of claims against the Company, the Company has agreed to the following payments and benefits in lieu of any other benefits and payments that may be due to Mr. Legrottaglie under the Climb Global Solutions, Inc. Executive Severance and Change in Control Plan: (i) cash compensation for his services as a consultant in the total amount of $51,666.68, payable in two equal installments on July 15, 2025, and August 15, 2025, subject to his retention as a consultant through each payment date; provided, however, should Mr. Legrottaglie’s consulting relationship with the Company terminate prior to August 15, 2025, such payments shall be prorated to reflect the number of days Mr. Legrottaglie performed consulting services and will be paid out on August 15, 2025; and (ii) the accelerated vesting of 1,807 time-vested shares and restricted stock units and 2,755 performance-vested restricted stock units.

The foregoing description is a summary of the Separation Agreement only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Separation Agreement, by and between the Company and Vito Legrottaglie, dated June 12, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIMB GLOBAL SOLUTIONS, INC.

Date: June 13, 2025	By:	/s/ Matthew Sullivan
	Name:	Matthew Sullivan
	Title:	Chief Financial Officer